PRESS RELEASE

eHealth, Inc. Announces Senior Leadership Changes and Reaffirms Full Year Fiscal 2023 Guidance

SANTA CLARA, CA – November 20, 2023 – eHealth, Inc. (Nasdaq: EHTH) (eHealth.com), a leading online private health insurance marketplace, today announced senior leadership changes and reaffirmed guidance for the fiscal year ending December 31, 2023.

Chief Operating Officer and Chief Transformation Officer, Roman Rariy, will depart eHealth at the end of the year after nearly two years of service. Mr. Rariy will be taking on a new role as Chief Executive Officer at a manufacturing company.

Chief Marketing Officer, Michelle Barbeau, has been appointed Chief Revenue Officer effective January 1st, 2024 and will assume the responsibility for Sales, in addition to her Marketing responsibilities, in the newly formed Revenue Organization.

“Roman joined eHealth to focus on mobilizing and driving the execution of our value creation plan, managing our cost transformation, and bringing a keen focus on operational excellence across the Company. Throughout 2023, eHealth successfully implemented the remaining major components of our transformation plan and is now focusing on initiatives supporting continued profitable growth and business diversification. We wish Roman well in his next role,” commented Fran Soistman, Chief Executive Officer and Director at eHealth.

“As eHealth embarks on a new chapter of growth, I am pleased to announce Michelle Barbeau’s appointment as our Chief Revenue Officer. Michelle’s leadership and dedication to our customers have been instrumental in driving our success. In the past year, she has played a pivotal role in transforming our Marketing organization and its effectiveness. Under Michelle’s leadership, eHealth has launched a rebranding strategy that aligns with our core values and future goals,” Fran Soistman continued. “I remain confident in eHealth’s ability to achieve our growth and margin expansion goals, and create meaningful shareholder value, and I’m excited for new opportunities to enhance our carrier partnerships and further enhance our customer experience.”

Based on information available as of November 20, 2023, eHealth reaffirms its guidance for the full year ending December 31, 2023, as discussed on its November 8, 2023 earnings call. These expectations are forward-looking statements and we assume no obligation to update these statements. Actual results may be materially different and are affected by the risks and uncertainties identified in this press release and in eHealth’s annual and quarterly reports filed with the Securities and Exchange Commission.

About eHealth

We’re Matchmakers. For over 25 years, eHealth has helped millions of Americans find the healthcare coverage that fits their needs at a price they can afford. Consumers can visit our health insurance marketplace at eHealth.com or call us to speak with a licensed insurance agent at 1-833-964-1202, TTY 711. As a leading independent licensed insurance agency and advisor, eHealth offers access to over 180 health insurers, including national and regional companies.

For more information, visit eHealth.com or follow us on LinkedIn, Facebook, Instagram, and X. Open positions can be found on our career page.

Forward-Looking Statements

This press release contains statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995. These include statements regarding our expectations regarding our business, operations, initiatives and strategies, including our value creation and cost transformation plans, business diversification and market opportunity; our expectations regarding our financial performance, growth and profitability; our expectations regarding the impact of investments in our marketing organization and our rebranding strategy; our growth and margin expansion goals; enhancements to our carrier partnerships and customer experience, our 2023 annual guidance for total revenue, GAAP net loss, adjusted EBITDA and operating cash flow; and other statements regarding our future operations, financial condition, prospects and business strategies.

These forward-looking statements are inherently subject to various risks and uncertainties that could cause actual results to differ materially from the statements made. In particular, we are required by Accounting Standards Codification 606 — Revenue from Contracts with Customers to make numerous assumptions that are based on historical trends and our management’s judgment. These assumptions may change over time and have a material impact on our revenue recognition, guidance, and results of operations. Please review the assumptions stated in this press release carefully.

The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include, but are not limited to, our ability to retain existing members and enroll new members during the annual healthcare open enrollment period, the Medicare annual enrollment period, the Medicare Advantage open enrollment period and other special enrollment periods; changes in laws, regulations and guidelines, including in connection with healthcare reform or with respect to the marketing and sale of Medicare plans; competition, including competition from government-run health insurance exchanges and other sources; the seasonality of our business and the fluctuation of our operating results; our ability to accurately estimate membership, lifetime value of commissions and commissions receivable; changes in product offerings among carriers on our ecommerce platform and changes in our estimated conversion rate of an approved member to a paying member and the resulting impact of each on our commission revenue; the concentration of our revenue with a small number of health insurance carriers; our ability to execute on our growth strategy and other business initiatives; changes in our management and key employees; our ability to hire, train, retain and ensure the productivity of licensed insurance agents, or benefit advisors, and other employees; exposure to security risks and our ability to safeguard the security and privacy of confidential data; our relationships with health insurance carriers; the success of our carrier advertising and sponsorship program; our success in marketing and selling health insurance plans and our unit cost of acquisition; our ability to effectively manage our operations as our business evolves and execute on our transformation plan and other strategic initiatives; the need for health insurance carrier and regulatory approvals in connection with the marketing of Medicare-related insurance products; changes in the market for private health insurance; consumer satisfaction of our service and actions we take to improve the quality of enrollments; changes in member conversion rates; changes in commission rates; our ability to sell qualified health insurance plans to subsidy-eligible individuals and to enroll subsidy-eligible individuals through government-run health insurance exchanges; our ability to maintain and enhance our brand identity; our ability to derive desired benefits from investments in our business, including membership growth and retention initiatives; reliance on marketing partners; the impact of our direct-to-consumer mail, email, social media, telephone and television marketing efforts; timing of receipt and accuracy of commission reports; payment practices of health insurance carriers; dependence on our operations in China; the restrictions in our debt obligations; the restrictions in our investment agreement with convertible preferred stock investors; our ability to raise additional capital; compliance with insurance, privacy, cybersecurity and other laws and regulations; the outcome of litigation in which we may from time to time be involved; the performance, reliability and availability of our information technology systems, ecommerce platform and underlying network infrastructure, including any new systems we may implement; public health crises, pandemics, natural disasters, changing climate conditions and other extreme events; general economic conditions, including inflation, recession, financial, banking and credit market disruptions; and our ability to affectively administer our self-insurance program. Other factors that could cause operating, financial and other results to differ are described in our most recent Quarterly Report on Form 10-Q or Annual Report on Form 10-K filed with the Securities and Exchange Commission and available on the Investor Relations page of our website at http://www.ehealthinsurance.com and on the Securities and Exchange Commission’s website at http://www.sec.gov.

All forward-looking statements in this press release are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Media inquiries, please contact: pr@ehealth.com

Investor Relations inquiries, please contact:
Kate Sidorovich, CFA
Senior Vice President, Investor Relations & Strategy
investors@ehealth.com